UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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MYLAN N.V.

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2017 Annual Meeting June 2017 Investor Outreach

©  Mylan N.V. 2017
Forward-Looking Statements
This presentation contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the acquisition of Meda AB (publ.) (“Meda”) by Mylan (the “Meda Transaction”), Mylan’s acquisition (the “EPD Transaction”) of Mylan Inc. and Abbott Laboratories’
non-U.S. developed markets specialty and branded generics business (the  “EPD Business”), the potential benefits and synergies of the EPD Transaction and the Meda Transaction, future opportunities for Mylan and products, and any other statements regarding Mylan’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. These may often be identified by the use of words such as “will,” “may,” “could,” “should,” “would,” “project,” “believe,” “anticipate,” “expect,” “plan,” “estimate,”
“forecast,” “potential,” “intend,” “continue,” “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability to meet expectations regarding the accounting and tax treatments of the EPD Transaction and the Meda Transaction; changes in relevant tax and other laws, including but not limited to changes in the U.S. tax code and healthcare and pharmaceutical laws and regulations in the U.S. and abroad; actions and decisions of healthcare and pharmaceutical regulators; the integration of the EPD Business and Meda being more difficult, time-consuming, or costly than expected; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients, or suppliers) being greater than expected following the EPD Transaction and the Meda Transaction; the retention of certain key employees of the EPD Business and Meda being difficult; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with the EPD Transaction, the Meda Transaction, and the December 2016 announced restructuring program in certain locations, within the expected time-frames or at all and to successfully integrate the EPD Business and Meda; with respect to a settlement with the U.S. Department of Justice and other government agencies related to the classification of the EpiPen® Auto-Injector and
EpiPen Jr® Auto-Injector (collectively, "EpiPen® Auto- Injector") for purposes of the Medicaid Drug Rebate Program, the inability or unwillingness on the part of any of the parties to finalize the settlement, any legal or regulatory challenges to the settlement, and any failure by third parties to comply with their contractual obligations; expected or targeted future financial and operating performance and results; the capacity to bring new products to market, including but not limited to where Mylan uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); any regulatory, legal, or other impediments to Mylan’s ability to bring new products, including but not limited to generic Advair, to market; success of clinical trials and Mylan’s ability to execute on new product opportunities, including but not limited to generic Advair; any changes in or difficulties with our inventory of, and our ability to manufacture and distribute, the EpiPen® Auto-Injector to meet anticipated demand; the potential impact of any change in patient access to the EpiPen® Auto-Injector and the introduction of a generic version of the EpiPen® Auto-Injector; the scope, timing, and outcome  of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on financial condition, results of operations, and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns;
the ability to attract and retain key personnel; changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan; the inherent challenges, risks, and costs in identifying, acquiring, and integrating complementary or strategic acquisitions of other companies, products, or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with
Mylan’s business activities, see the risks described in Mylan’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, and our other filings with the Securities and Exchange Commission
(the “SEC”). You can access Mylan’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this presentation.

©  Mylan N.V. 2017
Non-GAAP Financial Measures
This presentation includes the presentation and discussion of certain financial information that differs from what is reported under U.S. GAAP. These non-GAAP financial measures, including, but not limited to, adjusted diluted earnings per share (“adjusted EPS”), adjusted free cash flow, and return on invested capital (“ROIC”) are presented in order to supplement investors’ and other readers’ understanding and assessment of the financial performance of Mylan N.V. (“Mylan” or the “Company”). Management uses these measures internally for forecasting, budgeting, measuring its operating performance, and incentive-based awards. In addition, primarily due to acquisitions, Mylan believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared only in accordance with U.S. GAAP. We believe that non-GAAP financial measures are useful supplemental information for our investors and when considered together with our U.S. GAAP financial measures and the reconciliation to the most directly comparable U.S. GAAP financial measure, provide a more complete understanding of the factors and trends affecting our operations. The financial performance of the Company is measured by senior management, in part, using the adjusted metrics included herein, along with other performance metrics.
Management’s annual incentive compensation is derived, in part, based on the adjusted EPS metric and the adjusted free cash flow metric. In the Appendix, Mylan has provided reconciliations of such non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures. Investors and other readers are encouraged to review the related U.S. GAAP financial measures and the reconciliations of the non-
GAAP measures to their most directly comparable U.S. GAAP measures set forth in the Appendix, and investors and other readers should consider non-GAAP measures only as supplements to, not as substitutes for or as superior measures to, the measures of financial performance prepared in accordance with U.S. GAAP.

©  Mylan N.V. 2017
Executive Summary
Mylan
is
committed
to
setting
new
standards
in
healthcare;
we
have
created
sustained
long-term
shareholder
value
while
also
acting
in
the
interests
of
the
broader
stakeholder
community
(see
slides
5-6)
The Board has invested significant time and effort into developing and fostering a leadership structure that is appropriate for
Mylan
and believes that the strong and stable leadership of the Company has been critical in the long-term growth and development of
Mylan into a global leader in its industry. The Board provides independent oversight over Company management, and is comprised of highly experienced directors with a variety of skills and relevant industry knowledge (see slides 7-8)
Mylan has one of the most unique, stable and longest tenured leadership teams in our industry; this has allowed Mylan to focus on execution even during periods of potential disruption caused by forces outside our control (see slide 14)
Robert Coury
transitioned to non-executive Chairman in June of 2016, and has been in that role for almost a year, focusing on the overall strategic leadership of the Company (see slide 14)
We have refined our compensation program to rely on a simplified mix of base salary, and annual and long-term incentive awards over the next few years; our incentive plans, based on rigorously determined targets, are aligned with long-term strategy serving shareholder
and
other
stakeholder
interests
(see
slides
10-13)
A substantial amount of Mr. Coury’s
disclosed compensation reflects compensation that vested prior to 2016, has been previously disclosed, and which was paid as a result of cessation of employment; in addition, a substantial amount of disclosed compensation that was awarded in 2016 is for service over the next 5 years as non-executive chairman (see slides 17-19)
EpiPen
helped
start
a
broader
conversation
in
late
Summer
2016
about
drug
pricing
that
we
welcome.
In
the
meantime,
we
took
immediate
and
unprecedented
action
to
ensure
everyone
who
needs
an
EpiPen
®
Auto-Injector
gets
one
(see
slide 21)

©  Mylan
N.V. 2017
Mylan Overview
#6
overall
Prescription volume
>165 countries and territories
We are committed to
setting new
standards in
healthcare. Together,
we are working
around the world to
provide 7 billion
people access to
high-quality
medicine.
Global Footprint
#2
in U.S.
Prescription volume
N. America
| 51% (2016)
#1 in France
Prescription volume
#2
in Italy
Prescription + OTC volume
Europe
| 27%
#2
in Australia
Prescription volume
#4 and #8
in Japan
Gx value/volume
Rest of World
|
Unique & Differentiated Profile
Source: IMS MIDAS data for the 12 months ended 9/2016
1
2016 FY results
2
As a percentage of 2016 total net third party sales
>165 COUNTRIES
AND TERRITORIES
~68B
DOSES SOLD
~$11B
TOTAL REVENUE
>7,500
MARKETED
PRODUCTS
>4,200
ACTIVE PATENTS
>35,000
GLOBAL WORKFORCE
1
2
(2016)
2
(2016)
2
22%

©  Mylan N.V. 2017
A Global Company Working for All Stakeholders
Shareholders
Absolute stock price appreciation of 78%, 93%,
and 140% over 5, 10 and 15 years, respectively
Patients & Customers
Savings for U.S. healthcare system of an
estimated $180 billion over last ten years
Employees
Global workforce of more
than 35,000
Communities
Supplying antiretroviral therapies to ~50% of people
being treated for HIV/AIDS in the developing world
Mylan has been successful at creating sustained long-term shareholder value while also acting in the interests of shareholders, employees, customers, patients, our communities, and our other stakeholders in pursuit of the Company’s mission

©  Mylan N.V. 2017
Qualified, Experienced & Engaged Board of Directors
Proposed 2017 Nominees
Heather Bresch
Director Since 2011
•
CEO, Mylan
•
EVP, Chief
Legal Officer
and Corporate
Secretary, The
ExOne
Company
JoEllen Lyons Dillon
Director Since 2014
•
CEO,
TridentUSA
Health Services
Mark Parrish
Compliance Committee (C)
Director Since 2009
•
Director and
Co-owner,
Cam Land
LLC
Wendy Cameron
Compensation Committee (C)
Director Since 2002
•
Retired EVP
and CFO,
Amerisource-
Bergen
Corporation
Neil Dimick
Audit Committee (C)
Director Since 2005
•
Professor of
Pharmaceutical
Policy and
Economics,
USC
Randall Vanderveen, Ph.D.,R.Ph
Director Since 2002
•
President,
Cindrich
Consulting
Robert Cindrich
Director Since 2011
•
Retired
Partner and
Managing
Director,
Goldman
Sachs
Melina Higgins
Finance Committee (C)
Director Since 2013
•
Chairman of
Heijmans and
Airbus
Defence &
Space
Netherlands
Sjoerd S. Vollebregt
2017 Nominee
•
Chairman,
Mylan
Robert Coury
Executive Committee (C)
Director Since 2002
•
President,
Mylan
Rajiv Malik
Director Since 2013
Mylan is committed to
maintaining a skilled and
engaged Board, with a blend of
newer and more seasoned
directors bringing valuable
perspectives to our boardroom

©  Mylan N.V. 2017
Board Independence & Diversity
Proposed 2017 Nominees
The Board is comprised of highly experienced individuals with a variety of skills and industry knowledge in healthcare, international markets, strategy, and finance, providing independent oversight over Company management
Committee structure organized
around key strategic areas to
efficiently address challenges and continue our growth
Audit
Compliance
Compensation
Executive
Governance and
Nominating
Finance
Science and Technology
Commitment to Diversity
Balanced Tenure
3
4
4
13+ years
6-12 years
5 years
11
7
2
8
8
4
5
Strategy and M&A
Public Company
Management
Experience
Legal
International
Healthcare
Finance
CEO Experience
Board Skills and Experience
(number of directors)

©  Mylan N.V. 2017
Board’s Commitment to Strong Governance Practices
Corporate Governance
Executive Compensation
Robust shareholder engagement program
Strong Lead Independent Director role
Highly independent and qualified Board
Diverse directors with relevant experience
Annually elected directors
Director stock ownership requirements
Full Board oversees overall risk management
strategy
Shareholder right to request the Board to call an
extraordinary general meeting
(10% threshold, 3% threshold for shareholders to add agenda items)
Compensation heavily performance-based
Performance metrics directly aligned to strategy
Double-trigger vesting for annual equity awards
Robust executive stock ownership requirements
Robust clawback policy
Anti-hedging and pledging policy
No positive discretion in determining annual
incentive payouts
No re-pricing of options
No new 280G tax gross-ups

©  Mylan N.V. 2017
Board Continues to Refine Our Compensation Approach
Mylan has never been content to remain static –
over the last several years, we have undertaken a
robust shareholder engagement program to discuss matters of importance to Mylan and our shareholders in a variety of areas, including matters related to our compensation programs
•
Further promotes the goal of ensuring stable leadership and executive retention
•
Ms. Bresch and Mr. Malik have voluntarily waived their right to this provision for previously granted RSUs and
PRSUs
•
Removed automatic accelerated vesting of stock option,
RSU, and PRSU awards for eligible executives upon an
individual satisfying retirement-eligibility criteria (55 years of age with 10+ years of service)
Changes Made to Compensation Program
Impact
•
Intention
to
rely
on
a
simplified
mix
of
base
salary,
annual
cash-based incentive awards, and long-term incentive
awards over the next few years
•
Reduced expatriate benefits payable to our President,
Mr. Malik
•
Increased transparency on our pay philosophy and efforts
to more closely align pay with performance
•
Historically-important but complex components have been phased out
•
New NEOs do not receive Retirement Benefit Agreements
•
Pursuant to Mr. Malik’s expatriate assignment to the U.S. from India, Mr. Malik was responsible for taxes equal to those he would have been obligated to pay if he maintained his principal work location and residence in India, while Mylan was responsible for all additional taxes
•
Beginning in 2016, Mr. Malik no longer receives a tax equalization benefit for long-term incentive awards
•
Additional clarity for shareholders on the items we believe best incentivize and help retain critical senior leaders
•
Additional line-of-sight on how we compensate management on a long-term basis for outstanding relative performance
•
Mr. Coury will continue to provide the overall strategic leadership of the Company
•
80% of the compensation Mr. Coury will receive as non-executive Chairman is in the form of shareholder-
aligned RSUs that vest over five years, promoting his continued strategic leadership
•
In connection with Mr. Coury’s transition to non-executive
Chairman, his total annualized compensation package is
lower than previous levels
•
Introduced a U.S. GAAP revenue metric for 2017 annual
incentive compensation
•
Incentivizes management to focus on top-line growth, essential to Mylan’s ongoing value creation and consistent with our long-term growth strategy
•
Affirms Mylan’s commitment to maintaining a tight link between compensation and objective performance results

©  Mylan N.V. 2017
Simplified
Program,
Designed
to
Pay
for
Performance
Our executive compensation program for 2016 reflects a simplified program, with a streamlined pay mix consisting primarily of salary, annual cash incentives, and long-term equity incentives
Base Salary
Pay Element
Annual Incentive
Compensation
Cash
Form
N/A
2016 Metrics
Cash
Adjusted EPS
1
Global Regulatory Submissions
Adjusted Free Cash Flow
1
Long-Term Incentive
Compensation
Stock Options
RSUs
PRSUs
3-Year ROIC
2
3-Year Relative TSR
Stock Price
67%
performance-
based
1
The adjusted EPS amount is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted EPS, which for 2016 is reconciled to the most directly comparable U.S.
GAAP measure in the Appendix, but for annual incentive plan purposes is measured on a constant currency basis. Adjusted free cash flow is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted free cash flow, which for 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix.
2
ROIC is derived from Mylan’s audited financial statements in the same manner as set forth in the reconciliations provided in the Appendix.  Starting in 2016, the definition of ROIC was updated to include intangible assets and goodwill in the denominator to more appropriately reflect the strategic acquisitions Mylan has made.
CEO
73%
long
-term
11%
16%

©  Mylan N.V. 2017
Incentive Plans Aligned with Long-Term Strategy Serving Shareholder and Other
Stakeholder Interests
Mylan’s executive compensation programs are structured to drive continued execution against our strategy to create a leading, robust, sustainable company while aligning compensation with shareholder and other stakeholder interests
2016 –
2018 PRSU Metrics & Goals
Metric
Weight
Maximum
ROIC
2
50%
14%
Relative TSR
PRSUs are directly linked to long-term value creation and pay out based on performance measured over a three-year period
50%
75
th
%ile
of Peers
Threshold
10%
25
th
%ile
of Peers
Target
12%
50
th
%ile
of Peers
2016 Annual Incentive Goals
Goal
Metric
Weight
Drives earnings results, which are
expected to have a direct relationship to
Mylan’s stock price
Adjusted
Diluted EPS
1
50%
Incentivizes efforts to support approval and
commercialization of new products,
yielding new revenue sources essential to
remaining competitive
Captures the impact of all types of
business transactions on the generation of
adjusted operating cash flow, and
strengthens our balance sheet
Global
Regulatory
Submissions
Adjusted
Free Cash
Flow
1
25%
25%
Annual incentive awards are 100% performance-based,
with no upward discretion on award amounts
Long-term incentives are heavily performance-based, with 2016 awards for most NEOs granted ~52% in PRSUs, ~31% in RSUs, and ~17% in options
1
The adjusted EPS amount is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted EPS, which for 2016 is reconciled to the most directly comparable U.S.
GAAP measure in the Appendix, but for annual incentive plan purposes is measured on a constant currency basis. Adjusted free cash flow is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted free cash flow, which for 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix.
2
ROIC is derived from Mylan’s audited financial statements in the same manner as set forth in the reconciliations provided in the Appendix.  Starting in 2016, the definition of ROIC was updated to include intangible assets and goodwill in the denominator to more appropriately reflect the strategic acquisitions Mylan has made.

©  Mylan N.V. 2017
Rigorous Target-Setting Process
The Board sets challenging targets based on past performance results and future expectations, and has increased target achievement levels for most annual incentive metrics substantially year-over-year
Metric
2014
Target
2015
Target
2016
Target
Adjusted Diluted EPS
1
$3.41
$4.15
$5.00
Global Regulatory
Submissions
150
150
135
Adjusted Free
Cash Flow
1
($M)
$835
$1,150
$2,000
-10%
-10%
+20%
+20%
+74%
+74%
0%
0%
+22%
+22%
+38%
+38%
1
The adjusted EPS amount is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted EPS, which for 2014, 2015, and 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix, but for annual incentive plan purposes is measured on a constant currency basis. Adjusted free cash flow is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted free cash flow, which for 2014, 2015, and 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix.
.
We
have
increased
the
bonus
targets
for
EPS
and
Free
Cash
Flow
by
substantial
double-digit
percentages
year
over
year
since
2014,
and
while
Global
Regulatory
Submissions
targets
have
held
steady
or
decreased
slightly,
the
targets
remain
appropriately
challenging
given
the
increasing
complexity
of
the
products
Mylan
is
submitting
for
approval

©  Mylan N.V. 2017
Highly-Experienced, High-Performing Leadership Team
As
one
of
the
most
unique,
stable
and
longest
tenured
leadership
teams
in
our
industry,
our
Chairman,
Chief
Executive
Officer,
President,
and
Chief
Commercial
Officer
have
combined
over
70
years
of
dedicated
service
to
Mylan,
and
have
helped
create
~$17
billion
in
additional
shareholder
value
in
the
past
15
years¹
The most recent development in our long-term succession plan was Robert Coury’s transition to non-executive Chairman in 2016
Robert Coury
Chairman
15 years
Mr.
Coury
has
been
responsible
for
the
overall
strategic
direction
at
Mylan.
Under
his
leadership,
Mylan
has
transformed
into
one
of
the
largest
pharmaceutical
companies
in
the
world
–
a
series
of
key
transactions
since
2007
have
made
Mylan
into
a
global
powerhouse
within
the
highly
competitive
pharmaceutical
industry,
with
a
global
workforce
of
over
35,000
and
products
sold
in
over
165
countries
and
territories.
As
non-executive
Chairman,
Mr.
Coury
continues
to
provide
the
overall
strategic
leadership
of
the
Company
and
serves
in
a
chairman
role
consistent
with
Dutch
law
and
Mylan’s
organizational
documents.
Heather Bresch
Chief Executive Officer
Ms. Bresch is
leading the next
chapter of Mylan’s
growth and
performance,
further differentiating
the company from its
competitors by
transforming it from a
pharmaceutical
company into a
healthcare company.
25 years
Rajiv Malik
President
10 years
20 years
Mr. Mauro
oversees all of
Mylan’s commercial
businesses around
the world, and
has substantial
experience at Mylan,
including
successfully leading
the company’s
largest commercial
business.
Tony Mauro
Chief Commercial
Officer
1
From March 31, 2001 to December 31, 2016
This unique leadership
structure, and the depth of
our team, has allowed
Mylan to focus on
executing on our long-
term strategy even during
periods of potential
disruption caused by
industry and other
headwinds and forces
outside our control
Mr. Malik
has global
responsibility for all
commercial and
operational aspects of
Mylan’s
business,
including R&D,
business development,
regulatory affairs and
other key disciplines,
and has helped lead
Mylan’s
expansion into
emerging and other new
commercial markets.

©  Mylan N.V. 2017
Executive Compensation Levels Reflect Contributions and Performance
Our Chief Executive Officer leads a stable, long-tenured and high-performing senior executive team which includes our
CEO,
President,
and
Chief
Commercial
Officer;
the
team
has
worked
together
for
the
past
10
years
Compensation targets are determined for each of our senior
executives based on a number of factors including individual performance and contributions, responsibilities, expected
future performance, and peer group pay levels.
Compensation programs provide our investors with a
maximum return on executive leadership.
While compensation targets are determined on an
individual basis, annual bonuses are determined
entirely by a formula, with no individual or upward
discretionary component to determining bonuses.
Our senior team succeeds together.
Heather Bresch
Chief Executive Officer
Senior Executive Team
1
Rajiv Malik
President
Anthony Mauro
Chief Commercial Officer
$13.8M
2016 Compensation
2
$8.7M
$4.6M
1
Ken Parks joined as CFO during 2016 and is included in the Summary Compensation Table of our 2017 Proxy Statement
2
“Summary Compensation Table”, 2017 Proxy Statement
3
The adjusted EPS amount is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted EPS, which for 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix, but for annual incentive plan purposes is measured on a constant currency basis. Adjusted free cash flow is derived from Mylan’s audited financial statements in the same manner as Mylan publicly reports adjusted free cash flow, which for 2016 is reconciled to the most directly comparable U.S. GAAP measure in the Appendix.
2016 Annual Incentive Goals
Metric
Weight
Adjusted Diluted
EPS
3
Global Regulatory
Submissions
Adjusted Free
Cash Flow
3
50%
25%
25%
Target
Actual
$5.00
135
$2.0B
$4.85
155
$2.1B
Score
25.00%
50.00%
41.75%
116.75%
2016 Score

©  Mylan N.V. 2017
15 Years of Results and Ongoing Growth
2021
2002
2004
2007
2009
2012
2016
Under Robert Coury’s leadership, Mylan has transformed into one of the largest pharmaceutical companies in the world,
growing
from
a
market
capitalization
of
~$3
billion
to
~$20
billion
1
.  He will continue
to provide the strategic leadership of Mylan, with reduced annualized compensation
1
~$3 billion as of March 31, 2001 and ~$20 billion as of December 31, 2016
2
Represents cumulative 2002 –
2016 amounts; operating cash flow reflects U.S. GAAP net cash provided by operating activities
FY2002 –
FY2016 Revenues ($B)
•
~$4.5B
in
R&D
2
•
~$3B
in
capital
investments
2
•
~$11B
in
operating
cash
flow2
Robert
Coury
is
appointed
CEO
Mylan added to
S&P 500 and
ships more doses
than any other
pharmaceutical
company
Chairman Retainer & RSUs
$10.5M / year
In
June
2016,
the
Board
unanimously
approved
Mr.
Coury’s
transition
to
non-executive
Chairman
and
his
related
agreement.
In
connection
with
this
transition,
Mr.
Coury
has
agreed
to
serve
as
Chairman
for
at
least
five
years,
and
will
intently
focus,
with
the
Board
and
in
collaboration
with
the
management
team,
on
the
strategy
for
Mylan
for
the
next
decade
and
beyond.
Mylan achieved and has
maintained  an investment
grade credit rating since
November  2012
Our leadership team is
expanded, with Heather
Bresch
as CEO, Rajiv
Malik
as President; we
launch commercial
operations in India
and
partner in Japan
Robert Coury
is named
Chairman of the Board,
and together with
President Clinton
announce agreement for
better, more affordable
HIV/AIDS treatment
Mylan becomes a global
company
by acquiring a
controlling interest in Matrix
Laboratories and
purchasing Merck KGaA’s
generics business
Robert Coury
transitions to non-
executive Chairman;
Mylan achieves over
$10 billion in annual
revenue for the first
time
in its history.
Investing in growth:
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0

©  Mylan N.V. 2017
Disclosure of Mr. Coury’s
Compensation
Disclosed
in 2016 Proxy Statement
Disclosed for First Time
in 2017 Proxy Statement
Executive Chairman Compensation
Salary (Unchanged)
Annual Incentive Plan Target (Unchanged)
Eligibility for Long-Term Incentive Awards
Eligibility for Retirement Plan Contributions
Eligibility for Perquisites
2014 Performance Incentive Award
Transition-Related Benefits
Retirement Benefit Agreement
Restoration Plan
Deferred Separation Payments and Benefits
Long-Term Incentive Award Vesting
Non-Executive Chairman Compensation
Chairman’s Retainer
Chairman RSUs
Amount Earned under Annual Incentive Plan
2016 Grant Value of Long-Term Incentive Awards
Amount of 2016 Retirement Plan Contributions
Amount of 2016 Perquisites

©  Mylan N.V. 2017
Chairman Compensation Decreased Over Multi-Year Period
Mr. Coury’s transition to non-executive Chairman, and the resulting reduction in his compensation, follows a multi-year trend where his total direct annual compensation and all other compensation rates decreased year over year
1
Previously disclosed in a June 3, 2016 Form 8-K and a 2016 Proxy Statement Supplement
2
Compensation as reported in the All Other Compensation Column of the Summary Compensation Table.  For 2016, transition related compensation, including compensation disclosed in the Summary
Compensation Table, is excluded and addressed in the next slide
3
RSU grant is annualized over its five-year vesting period
The transition simplified the executive structure and will significantly lower overall executive compensation totals
Mr. Coury’s Total Direct Compensation and All Other Compensation
Category
Salary / Chairman’s Stipend
2014 Performance Incentive Award (annualized)
Annual Incentive Plan Compensation
Annual Long-Term Equity Incentives
All Other Compensation²
Chairman RSUs
Total
2015
$1.4M
$6.7M
$3.4M
$6.1M
$5.2M
$22.8M
$18.3M
$10.5M
$1.8M
$8.7M
Annualized Chairman
Compensation -
2017-2021
$1.6M
$6.7M
$0.9M
$8.7M
$0.4M
2016
1
3

©  Mylan N.V. 2017
A Breakdown of Certain Components of Mr. Coury's
Disclosed Compensation
A substantial amount of Mr. Coury’s
disclosed compensation reflects compensation that vested prior to 2016, has been previously disclosed and approved by shareholders, and which was paid as a result of cessation of employment and reflects Mr. Coury’s long service
Prior Earned Compensation Settled in 2016
Category
Amount
Vesting Period
Deferred Separation
Payments and Benefits
~$22.3M
Vested in 2012
Long-Term Incentive
Awards
~$10.7M
Upon Mr. Coury’s satisfaction of retirement
eligibility requirements in 2015
Restoration Plan
~$5.2M
Amounts vested upon contribution
Chairman Compensation 2016 -
2021
Amount
$450,000 /
fiscal quarter
Category
1 million RSUs
($8.7M / year)
In 2016 Mr. Coury received his full equity grant and a pro-rated bonus for his service during the year as Executive Chairman, as disclosed in the 2017 Proxy Statement
Going
forward,
Mr.
Coury
is
no
longer
an
executive
and
therefore
will
not
participate
in
the
annual
bonus,
long-term
incentive,
and
retirement
programs.
Mr.
Coury
has
been,
and
will
continue
to
be,
actively
focused
on
his
role
of
guiding
the
Board’s
oversight
of
Mylan’s
strategy.
80%
of
the
compensation
Mr.
Coury
will
receive
as
non-executive
Chairman
is
in
the
form
of
RSUs
that
vest
over
five
years,
promoting
Mr.
Coury’s
continued
strategic
leadership.
The transition of Mr. Coury to non-executive Chairman is both consistent with the Board’s succession planning strategies and addresses some shareholders’ feedback about overall executive compensation
Prior Disclosure
Retirement Benefit
Agreement
~$50.4M
Vested between 2004 and 2014
2005-2016
Proxy Statements
6
Oct. 28, 2011 Form 8-K;
2012-2016 Proxy Statements
3
Award Agreements Filed w/ Form 10-K;
2016 Proxy Statement
4
2010-2016
Proxy Statements
5
Performance Incentive
Award Granted in 2014
$20.0M
Vested between 2014 and 2016¹
Feb. 25, 2014 Form 8-K;
2014 & 2016 Proxy Statements
2
Prior Disclosure
June 3, 2016
Form 8-K;
2016 Proxy
Statement
Supplement
Cash
Retainer
Chairman
RSUs
1
Contingent on continued service through December 31, 2016; the Board determined that Mr. Coury’s service as non-executive Chairman satisfied this requirement.
2
Disclosed in "Extension of Senior Executive Employment Agreements" in 2014 Proxy Statement and "Evaluation with Respect to Performance Award Granted to Mr. Coury in 2014" in 2016 Proxy Statement.
3
Disclosed in "Potential Payments Upon Termination or Change in Control" of each applicable Proxy Statement.
4
Value and terms of 2015 award shown under "Stock Awards" column of Summary Compensation Table for 2015 and "Outstanding Equity Awards at the End of 2015“ Table.
5
Accrued benefit shown in "Non-Qualified Deferred Compensation” Table of each applicable Proxy Statement. Aggregate amount includes salary deferrals by Mr. Coury and company contributions.
6
“Pension Benefits” Table of each applicable Proxy Statement; and narrative disclosure provided in each applicable Proxy Statement.

©  Mylan N.V. 2017
Our Mission is More Than Just Words
•
Broad portfolio in
>165 countries and
territories serving developed
and developing markets
•
~3,000 Scientific Affairs
professionals
working on a broad
portfolio, including many
biosimilars, insulins and complex
respiratory products
•
>4,200 active patents
•
With 50 manufacturing sites, Mylan’s
expansive
operating
platform
fuels a
global supply chain shipping to
~60,000 customers
•
One high quality standard
for all of our products
•
~80% volume internally
manufactured
•
Providing access through advocacy,
education, and policy
to expand Gx
utilization, biosimilar
interchangeability, entity prescribing,
and stemming the tide of HIV/AIDS
and other pressing diseases
•
Global workforce of >35,000
passionate about doing good and
doing well, i.e., serving patients
and communities while delivering
on financial commitments
At Mylan, we are committed to setting new standards in healthcare. Our mission is to provide high-quality medicines to the world’s seven-billion people.
Providing access to high
quality medicine
Innovating to satisfy
unmet needs
Ensuring service
excellence and reliability
Doing what’s right,
not what’s easy
Serving as passionate
global leaders
Setting new standards
in healthcare

©  Mylan N.V. 2017

Immediate and Unprecedented Action to Ensure Everyone Who Needs an
EpiPen
®
Auto-Injector Gets One
Introduced first-ever
generic version of
EpiPen Auto-Injector,
cutting the Wholesale
Acquisition Cost price in
half from $608 to $300
Offered a direct ship
program to patients
with launch of generic
at $300
Doubled eligibility
threshold for
Patient Assistance
Program to $97,200 for a
family of four, providing
free EpiPen Auto-
Injectors for those in
need without prescription
insurance
Increased My EpiPen
Savings Card
®
program
benefit from $100 to
$300 for the branded
product, to offset out of
pocket costs for those
with commercial
insurance
EpiPen
helped start a broader conversation in late Summer 2016 about drug pricing that we welcome.
In the meantime, we have reacted swiftly to help our customers.
Generic EpiPen
Auto-Injector
Direct Ship
$300 Savings
Offer
Patient Assistance
Program
1
2
3
4

Appendix

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(In millions, except per share amounts)
U.S. GAAP net earnings attributable to Mylan N.V. and U.S. GAAP diluted earnings per share
$
480.0
$
0.92
Purchase accounting related amortization (primarily included in cost of sales)
1,412.3
Litigation settlements, net
638.5
Interest expense (primarily related to clean energy investment financing)
24.4
Accretion of contingent consideration liability and other fair value adjustments
75.4
Clean energy investments pre-tax loss
92.3
Acquisition related costs (primarily included in SG&A, other expense, net and interest expense)
335.3
Restructuring related costs
149.7
Other special items included in:
Cost of sales
44.6
Research and development expense
121.3
Selling, general and administrative expense
35.5
Other (income) expense, net
(18.5)
Tax effect of the above items and other income tax related items
(843.5)
Adjusted net earnings attributable to Mylan N.V. and adjusted diluted EPS
(a)
$
2,547.3
$
4.89
Weighted average diluted ordinary shares outstanding
520.5
(a) Adjusted EPS for the year ended December 31, 2016 had a favorable foreign currency impact of $0.04 per ordinary share
Year Ended December 31,
2016

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(In millions, except per share amounts)
U.S. GAAP net earnings attributable to Mylan N.V. and U.S. GAAP diluted EPS
$
848

$
1.70
$
929

$
2.34
Purchase accounting related amortization (primarily included in cost of sales)
901

419

Litigation settlements, net
(97)

48

Interest expense, primarily amortization of convertible debt discount
46

46

Non-cash accretion and fair value adjustments of contingent consideration liability
38

35

Clean energy investments pre-tax loss
93

79

Financing related costs (included in other expense (income), net)
112

33

Acquisition related costs (primarily included in cost of sales and selling, general and administrative expense)
438

140

Acquisition related customer incentive (included in third party net sales)
17

—
Restructuring and other special items included in:
Cost of sales
36

45

Research and development expense
20

18

Selling, general and administrative expense
48

67

Other income (expense), net
7

(11)

Tax effect of the above items and other income tax related items
(370)

(432)

Adjusted net earnings attributable to Mylan N.V. and adjusted diluted EPS
$
2,137

$
4.30
$
1,416

$
3.56
Weighted average diluted common shares outstanding
497

398

2015
2014
Year Ended December 31,

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(In millions)
U.S. GAAP net cash provided by operating activities
$
2,047.2

Add / (Deduct):
Payment of litigation settlements
68.5

Financing related expenses
66.9

Acquisition related costs
244.4

R&D expense
123.2

Income tax items
(25.8)

Adjusted cash provided by operating activities
$
2,524.4

Deduct:
Capital expenditures
(390.4)

Adjusted free cash flow
$
2,134.0

Year Ended December 31,
2016

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(Unaudited; in millions)
U.S. GAAP net cash provided by operating activities
$
2,008

$
1,015

(Deduct) / Add:
(Receipt) / payment of litigation settlements
(113)

96

Financing Fees
137

24

Acquisition related costs
191

64

R&D expense
12

21

Income tax items
(22)

(13)

Other
4

3

Adjusted cash provided by operating activities
$
2,217

$
1,210

(Deduct) / Add:
Capital expenditures
(363)

(325)

Proceeds from sale of property plant and equipment
—
9

Adjusted free cash flow
$
1,854

$
894

2015
Year Ended December 31,
2014

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(In millions)
Adjusted net earnings attributable to Mylan N.V. and adjusted diluted EPS
$
2,547

Add / (Deduct):
Tax effect of non-GAAP adjustments and other income tax related items
844

U.S. GAAP reported income tax (benefit) provision
(358)

Adjusted pre-tax income
$
3,033

(In millions)
U.S. GAAP interest expense
$
455

Deduct:
Interest expense related to clean energy investments
(14)

Accretion of contingent consideration liability
(41)

Acquisition related costs
(46)

Other special items
(10)

Adjusted interest expense
$
343

Year Ended December 31,
2016
Year Ended December 31,
2016

©  Mylan N.V. 2017
Reconciliation of Non-GAAP Metrics
(Unaudited; in millions, except %)
Adjusted pre-tax income
$
3,033
Adjusted interest expense
343
Adjusted income before interest and tax
3,376
Estimated adjusted income tax expense
(a)
(540)
Adjusted net operating profit after tax
$
2,835
(In millions, except per share amounts)
Total assets
$
29,003
Cash & near cash items
(2,211)
Short-term investments
(98)
Current deferred income taxes
—
Non-current deferred income taxes
(460)
Forward starting swaps
40
Clean Coal
(363)
Restricted cash
(215)
Total invested assets
$
25,697
Accounts payable
(1,161)
Other current liabilities
(2,472)
Income taxes payable
(104)
Total invested capital
$
21,959
Intangible assets
10,456
Goodwill
7,128
Operational invested capital
$
4,375
Cash Return on Total Invested Capital
(b)
13
%
Cash Return on Operational Invested Capital
(c)
65
%
Year Ended
December
31,
Year Ended
December
31,
2015
2016
(a)  Estimated adjusted income tax expense is the adjusted income tax rate multipled by adjusted income before interest and tax.
(b)  Calculated using adjusted net operating profit after tax / total invested capital. This is the ROIC metric for awards granted in 2016.
(c)  Calculated using adjusted net operating profit after tax / operational invested capital. This is the ROIC metric for awards granted prior to 2016.